UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2007 CALIFORNIA FIRST NATIONAL BANCORP (Exact Name of Registrant as Specified in its Charter)
CALIFORNIA (State or other Jurisdiction of Incorporation)	000-15641 (Commission File Number)	33-0964185 (IRS Employer Identification No.)
18201 VON KARMAN AVENUE, SUITE 800, IRVINE, CA 92612 (Address of Principal Executive Offices, Including Zip Code) Registrant's telephone number, including area code: (949) 255-0500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

       On March 29, 2007, the Company's subsidiaries, California First Leasing Corporation and Amplicon, Inc. ("Leasing Companies"), entered into Amendment No. 1 ("Amendment") to the $25,000,000 Loan Agreement ("Agreement") with Bank of America ("BofA"). The Amendment extends the term of the Agreement to March 31, 2008 subject to all of the termination provisions of the original Agreement. At this time there are no borrowings under this Agreement.

Item 9.01. Financial Statements and Exhibits.

        (c)    Exhibits.

          10.7    Amendment No. 1 to the Agreement with Bank of America.

Pursuant to the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CALIFORNIA FIRST NATIONAL BANCORP
S. Leslie Jewett /s/ S. Leslie Jewett Chief Financial Officer
Date: April 2, 2007